UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) March 6, 2020

TEXAS MINERAL RESOURCES CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-53482	87-0294969
(Commission File Number)	(IRS Employer Identification No.)

539 El Paso St.

Sierra Blanca, TX 79851

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code (713) 542-5161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)Effective February 6, 2020, LBB & Associates Ltd, LLP (“LBB”), the independent registered public accounting firm for Texas Mineral Resources Corp (the “Company”), was suspended by the SEC. As a result of this suspension, on March 2, 2020, LBB resigned as the independent registered public accounting firm for the Company.

The audit reports of LBB on the Company’s financial statements for the years ended August 31, 2019 and August 31, 2018 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended August 31, 2019 and through the subsequent interim period preceding LBB’s resignation, there were no disagreements between the Company and LBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LBB would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

During the two most recent fiscal years ended August 31, 2019 and through the subsequent interim period preceding LBB’s resignation, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided LBB a copy of the disclosures in this Form 8-K and has requested that LBB furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements herein. A copy of the letter dated March 6, 2020 is filed as Exhibit 16.1 to this Form 8-K.

(b)On March 6, 2020, the Audit Committee of our Board of Directors appointed Ham, Langston and Brezina, L.L.P. (“HLB”) to serve as our independent registered public accounting firm for the fiscal year ending March 31, 2020, effective immediately.

During our two most recent fiscal years and through the interim period through March 6, 2020, neither we nor anyone on our behalf consulted HLB regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and no written report or oral advice was provided by HLB to us that HLB concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS MINERAL RESOURCES CORP.

Date: March 6, 2020	By:	/s/ William C. Mathers
William C. Mathers
Chief Financial Officer